UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2021

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	86-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yntegra Capital Investments, LLC

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC

Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2021, Clover Leaf Capital Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 13,831,230 units (the “Units”), including 1,331,230 Units issued to the underwriters upon partial exercise of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one right to receive one-eighth (1/8) of a share of Class A Common Stock upon the consummation of an initial business combination (“Right”), with every eight (8) rights entitling the holder thereof to receive one share of Class A Common Stock at the closing of the business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $138,312,300. The Company granted the underwriters in the IPO a 30-day option to purchase up to 1,875,000 additional Units solely to cover over-allotments, of which 1,331,230 units were purchased concurrently with the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-255111) for the IPO, originally filed with the U.S. Securities and Exchange Commission on April 7, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 19, 2021, by and between the Company and Maxim Group LLC (“Maxim”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 19, 2021, by and among the Company, its officers and directors and the Company’s sponsor, Yntegra Capital Investments. LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 19, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated July 19, 2021 (the “Maxim Unit Purchase Agreement”), by and between the Company and Maxim, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated July 19, 2021 (the “Sponsor Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated July 19, 2021, by and between the Company and Yntegra Capital Management, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Maxim Unit Purchase Agreement and the Sponsor Unit Purchase Agreement, the Company completed the private sale of 675,593 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,755,930. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $140,386,984.50 comprised of $138,312,300 of the proceeds from the IPO (which amount includes $4,840,930.50 of the underwriters’ deferred discount) and $2,766,246 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if extended) or (B) with respect to any other provision relating to stockholders’ rights or pre- initial business combination activity, and (iii) the redemption of all of the Company’s public shares if it has not completed the initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if extended), subject to applicable law.

On July 19, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 22, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 19, 2021, by and between the Company and Maxim Group LLC

3.1	Amended and Restated Certificate of Incorporation.

4.1	Rights Agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated July 19, 2021, by and among the Company, its officers and directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 19, 2021, by and among the Company and certain security holders.

10.4	Maxim Unit Purchase Agreement, dated July 19, 2021, by and between the Company and Maxim.

10.5	Sponsor Unit Purchase Agreement, dated July 19, 2021, by and between the Company and the Sponsor.

10.6	Administrative Support Agreement, dated July 19, 2021, by and between the Company and the Sponsor.

99.1	Press Release, dated July 19, 2021.

99.2	Press Release, dated July 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2021

CLOVER LEAF CAPITAL CORP.

By:	/s/ Felipe MacLean
Felipe MacLean
Chief Executive Officer

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